                            [LOGO OF VIRGINIA SNAP]

                       Virginia SNAP(sm) Semi-Annual Report

SNAP(sm) In Review

Welcome to 2000! We are happy to provide the financial statements for SNAP(sm) Fund--a series of Select Money Market Trust.

Performance

For the six-month period ended December 31, 1999, performance of the SNAP(sm) Fund continued to exceed that of its benchmark, the IBC First Tier Institutional Average, ("the average").* The six-month total return for the SNAP(sm) Fund was 2.73%, net of expenses, compared to 2.54% for the average, which is also net of expenses. The one year return for the period ended December 31, 1999 on the SNAP(sm) and the average were 5.28% and 4.90%, respectively.**

As of December 31, 1999, the Fund's average days to maturity was extended to 45 days as compared to 43 days at December 31, 1998.+

Economic Outlook

In the first half of 1999 the economy slowed down a bit from recent years, but gained significant momentum in the second half of the year. The fixed income markets were characterized by relative instability in the money markets by Federal Reserve Policy uncertainty, and consequently higher short-term interest rates. The economy expanded 3.7% in the first quarter and just under 2.0% in the second quarter. However, in the third and fourth quarters the economy grew by over 4.0%, raising inflationary fears.

Returns As Of 12/31/1999
Portfolio Inception Date: July 24, 1995

                                                SNAP(sm) Fund    IBC's
                                                               First Tier
                                                              Institutional
                                                                 Average

Average Annual Returns

6-month return                                     2.73%          2.54%

One year return                                    5.28%          4.90%

Since Inception                                    5.53%          5.14%*

7-day net annualized yield                         5.69%          5.64%

30-day net annualized yield                        5.74%          5.56%

*Since 7/24/1995

The consumer was the key driving force during 1999. Consumer spending remained robust throughout the second half of the year. Housing starts were the strongest of any year in the current expansion, despite increasing mortgage rates during the year. The unemployment rate reached its lowest level in over 30 years, falling to 4.1%. Generally, wage and price pressures have traditionally begun to develop at much higher unemployment rates than exist today. However, despite the tight labor markets, wage and price inflation have not increased significantly. Consumer price inflation rose 2.0% in the second half of 1999, near its 33-year low. The primary reason for this lack of inflationary pressures has been a technology-led rise in productivity. This increase in productivity growth has helped to hold down production costs, which has contributed to the lack of inflation. Regardless of the lack of inflation, The Federal Reserve Open Market Committee, ("FOMC") increased the Fed Funds

                                                             Continued on page 2

* IBC First Tier Institutional Average return for the 12-month period is provided by IBC Financial Data, Inc.
** Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
+ While the portfolio manager will endeavor to manage the portfolio in accordance with the investment process, there are no guarantees that they will be successful.

Continued from front page

target rate to 5.50% in the second half of the year, with 25 basis point increases in August and November. The FOMC cited continuing economic strength and concerns about inflationary pressures as the motivation for their preemptive move. Although there are not significant signs of inflation, the Fed felt it was necessary to "tap on the brakes" of the economy.

As money market rates continued to rise during the final two quarters of 1999, we extended the average maturity of the fund to take advantage of the higher returns. Securities with maturities between 12 and 13 months continue to be the real value in the short end of the market. The market has priced in an additional 75 basis points in rate hikes by the Federal Reserve. We believe that there is a significant advantage to purchasing longer-term fixed rate securities to capture this anomaly. Yields already reflect the higher anticipated short-term rates, therefore compensating the investor substantially until the potential rate increases take place. If 75 basis points in rate increases do not occur in the coming months, we are positioned to reap the benefits. The beginning of the new millennium will be interesting for the fixed income markets.

The overriding fear in the money markets at the close of 1999 was concerns over Y2K. The majority of these fears turned out to be overstated. Most money market funds, including ours, were forced to hold abnormally large cash positions in order to accommodate potential withdrawals. This left most investors scrambling to invest cash at the end of the year. There was very little supply in the short-end of the market, coupled with very strong demand. Normally rates tend to spike higher at year-end; however at the end of 1999 overnight rates were extremely low. These lower rates only lasted for the final week of the year and did not impact the strong performance of the fund.

The fixed income markets will likely have many "hiccups" in the months ahead. The continued uncertainty over Fed policy, coupled with rising inflationary fears will result in volatile interest rates. Policy makers will need to assess whether or not productivity growth will remain high enough to continue placing downward pressure on inflation. Any indication that productivity growth is fading or inflation is building will likely cause the Federal Reserve to continue their tightening policy. It appears that the market continues to push the Fed to raise rates further.


--------------------------------------------------------------------------------
      Thank You To Our July through December 1999 SNAP(sm) Participants!

City of Danville             IDA of Albemarle County   Northern Virginia
City of Harrisonburg         IDA of Dinwiddie County   Transportation Commission
City of Manassas Park        IDA of Fluvanna County    Roanoke Valley Detention
City of Poquoson             IDA of Middlesex County      Commission
Commonwealth of Virginia -   Loudoun County            Shenandoah University
   Higher Education          Montgomery County         Southampton County
County of Culpeper           Norfolk Redevelopment     Virginia College Building
Fairfax County Economic         & Housing Authority       Authority
   Development Authority                               Virginia Public School
                                                          Authority
--------------------------------------------------------------------------------

The 2000 SNAP(sm) Annual User's Conference

This year, Mentor will host our Annual SNAP(sm) User's Conference on Thursday, April 20, 2000, from 9 a.m. to 3 p.m. at the Jefferson Hotel in Richmond, Virginia. The conference was extremely well attended last year, and the positive responses to our conference questionnaire indicated that many of you would choose this location again.

The day will include discussions on many current topics relating to the investment of municipal bond proceeds and arbitrage management. Attendees are invited to join us for a continental breakfast and a seated lunch. Look for invitations and a complete agenda to be mailed out in March. We look forward to seeing you on April 20th at the Jefferson!

[PICTURE]

Al Samper Appointed to VCBA Board

We at Mentor wish to congratulate SNAP(sm)'s own Al Samper on his appointment to the Board of the Virginia College Building Authority. The Authority's 21st Century, Pooled Bond, and Private Colleges Programs provide Virginia colleges and universities with cost-effective financing options. We are confident that Al's experience and knowledge in municipal finance will be an asset to the Board as they move forward with their programs.

--------------------------------------------------------------------------------

SNAP Spotlight
Mentor Introduces New Associate

Please join us in welcoming Farrah Stone to the SNAP(sm) relationship management team.

In her new role Farrah will serve as Arbitrage Analyst, with responsibility for producing arbitrage spend-down and rebate liability estimate reports, assisting Participants in evaluating investment alternatives, and providing oversight for the Program's fund accounting functions.

Farrah comes to us with a strong public sector background that uniquely qualifies her for the responsibilities of her new role. She joins us from the Virginia Department of the Treasury where she was a Policy Analyst in the Debt Management Division. In that capacity she was responsible for the planning, structuring and issuing of General Obligation and appropriation-supported bonds. She was also the day-to-day coordinator of the Master Equipment Leasing Program.

According to Claire Morris, who is responsible for overseeing all client service aspects of Mentor's relationship with SNAP(sm) clients, "Since we were awarded the SNAP(sm) contract for an additional five years in 1999, it has become increasingly clear to us how critical the Arbitrage Analyst role is to our success. Only by having the right individual in this function will we be able to achieve the high service standards required and deserved by SNAP(sm) clients. In Farrah we have found someone who combines excellent interpersonal skills with an extremely strong technical background. We believe that she will be a great addition to our team."

Farrah received her BA degree in Government from the College of William and Mary and is currently pursuing a Masters in Public Administration at Virginia Commonwealth University.

SNAP(sm) Fund
Schedule of Investments
December 31, 1999 (unaudited)

--------------------------------------------------------------------------------
                                                     Principal
                                                       Amount         Value
--------------------------------------------------------------------------------

Certificates of Deposit - 8.6%
   Branch Banking & Trust Co. Wilson, NC,
     5.18%, 1/3/2000                              $  40,000,000    $  40,000,000
   Commerzbank Yankee CD:
     5.08%, 2/11/2000                                10,000,000        9,999,067
     5.17%, 4/19/2000                                20,000,000       19,998,275
     5.26%, 5/12/2000                                10,000,000        9,998,608
   Harris Trust & Savings Bank Chicago, IL,
     5.00%, 1/27/2000                                20,000,000       20,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $99,995,950)                      99,995,950
================================================================================

Commercial Paper - 30.1%
   Finance & Insurance - 30.1%
   Aetna Svcs., Inc.,
     6.10%, 1/18/2000                                50,000,000       49,855,972
   American Express Centurion Bank,
     5.07%, 1/3/2000                                 30,000,000       29,981,775
   Associates First Capital,
     5.90%, 6/23/2000                                10,000,000       10,019,729
   Bavaria Trust Corp.,
     6.40%, 1/11/2000                                35,000,000       34,937,778
   Cooperative Assn. of Tractor Dealers,
     5.50%, 1/6/2000                                 25,000,000       24,980,903
   Dorada Fin.,
     6.41%, 1/4/2000                                 50,000,000       50,000,000
   Four Winds Funding Corp.,
     6.15%, 1/21/2000                                50,000,000       49,829,167
   Old Line Funding Corp.,
     6.25%, 1/12/2000                                50,000,000       49,904,514
   Trident Capital Fin., Inc.,
     6.20%, 1/18/2000                                50,000,000       49,853,611
--------------------------------------------------------------------------------
Total Commercial Paper (cost $349,363,449)                           349,363,449
================================================================================

Corporate Bonds & Notes - 25.0%
   Banks - 1.9%
   CIT Group, Inc., MTN,
     5.00%, 10/6/2000                                21,700,000       21,516,815
--------------------------------------------------------------------------------

SNAP(sm) Fund
Schedule of Investments (continued)
December 31, 1999 (unaudited)

--------------------------------------------------------------------------------
                                                     Principal
                                                       Amount         Value
--------------------------------------------------------------------------------

Corporate Bonds & Notes (continued)
   Brokers - 3.8%
   Bear Stearns Co., Inc., MTN,
     6.56%, 6/20/2000                              $  5,000,000   $    5,025,540
   Goldman Sachs Group L.P.:
     5.00%, 5/12/2000                                20,000,000       20,000,000
     6.14%, 2/11/2000(a)                             15,000,000       15,000,000
     6.375%, 6/15/2000(a)                             4,650,000        4,669,227
--------------------------------------------------------------------------------
                                                                      44,694,767
--------------------------------------------------------------------------------

   Finance & Insurance - 19.3%
   American Express Credit Corp.,
     6.125%, 6/15/2000                                5,000,000        5,015,220
   First Chicago Corp.,
     9.875%, 8/15/2000                                9,400,000        9,612,935
   General Elec. Capital Corp., MTN,
     6.01%, 1/18/2000                                55,000,000       54,977,015
   GMAC,
     5.45%, 2/22/2000                                10,000,000       10,000,876
   John Deere Capital Corp., MTN,
     6.20%, 2/7/2000                                 20,000,000       20,002,573
   Toyota Motor Credit Corp. MTN,
     6.11%, 3/1/2000                                 40,000,000       39,994,667
   Wal-Mart Stores, Inc.,
     5.65%, 2/1/2000                                 50,000,000       49,983,235
   Xerox Credit Corp., MTN,
     5.83%, 5/8/2000                                 35,000,000       34,986,332
--------------------------------------------------------------------------------
                                                                     224,572,853
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes (cost $290,784,435)                    290,784,435
================================================================================
U.S. Government Agency Bonds & Notes - 21.3%
   FHLB:
     5.05%, 3/29/2000                                18,000,000       17,993,725
     5.10%, 3/3/2000                                  5,000,000        4,999,348
   FHLMC:
     5.09%, 1/12/2000                                20,000,000       19,968,894
     5.62%, 7/7/2000                                 10,000,000       10,000,000
     6.26%, 1/20/2000                                30,000,000       29,994,834

SNAP(sm) Fund
Schedule of Investments (continued)
December 31, 1999 (unaudited)

--------------------------------------------------------------------------------
                                                     Principal
                                                       Amount         Value
--------------------------------------------------------------------------------

U.S. Government Agency Bonds & Notes (continued)
   FNMA:
     4.98%, 4/20/2000                             $  25,000,000   $   24,933,031
     5.12%, 5/26/2000                                25,000,000       24,992,321
     5.26%, 6/19/2000                                15,000,000       14,627,464
   SLMA,
     6.16%, 1/4/2000                                100,000,000       99,979,360
--------------------------------------------------------------------------------
Total U.S. Government Agency Bonds & Notes
 (cost $247,488,977)                                                 247,488,977
================================================================================

Municipals - 10.5%
     Catholic Hlth. Initiatives,
     7.00%, 1/5/2000                                 32,800,000       32,800,000
     Tennessee Valley Auth., Notes,
     5.53%, 2/17/2000                                50,000,000       49,639,014
     Virginia Hsg. Dev. Auth.,
     5.80%, 1/5/2000                                 40,000,000       40,000,000
--------------------------------------------------------------------------------
Total Municipals (cost $122,439,014)                                 122,439,014
================================================================================

Repurchase Agreement - 3.7%
   Goldman Sachs Repurchase Agreement,
     2.00%, dated 12/31/1999, due
     1/3/2000, with a maturity value of
      $42,882,752 (cost $42,875,606) (b)             42,875,606       42,875,606
--------------------------------------------------------------------------------
Total Investments (cost $1,152,947,431)                    99.2%   1,152,947,431
Other Assets and Liabilities - net                          0.8        9,589,894
--------------------------------------------------------------------------------
Net Assets                                                100.0%  $1,162,537,325
================================================================================

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(b) Repurchase agreement is collateralized by $19,452,000 U.S. Treasury Notes 7.875%, due 11/15/2004; value including accrued interest - $20,615,790 and $23,964,000 U.S. Treasury Notes 5.625%, due 02/15/2006; value including accrued interest - $22,917,604

Summary of Abbreviations:
CD       Certificate of Deposit
MTN      Medium Term Note
FHLB     Federal Home Loan Bank
FHLMC    Federal Home Loan Mortgage Corporation
FNMA     Federal National Mortgage Association
SLMA     Student Loan Marketing Association

                       See Notes to Financial Statements.

SNAP(sm) Fund
Statement of Assets and Liabilities
December 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investments at amortized cost                                  $1,152,947,431
   Interest receivable                                                 9,617,005
   Deferred organization expenses                                         30,127
   Prepaid expenses and other assets                                      24,289
--------------------------------------------------------------------------------
     Total assets                                                  1,162,618,852
--------------------------------------------------------------------------------

Liabilities
   Advisory fee payable                                                   76,881
   Accrued expenses and other liabilities                                  4,646
--------------------------------------------------------------------------------
     Total liabilities                                                    81,527
--------------------------------------------------------------------------------
Net assets                                                        $1,162,537,325
(represented entirely by paid-in-capital)
================================================================================

Shares outstanding                                                 1,162,537,325
--------------------------------------------------------------------------------
Net asset value per share                                                  $1.00
================================================================================

Statement of Operations
Six Months Ended December 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment income
   Interest                                                          $31,289,320
--------------------------------------------------------------------------------
Expenses
   Advisory fee                                                          443,730
   Custodian fee                                                          89,592
   Professional fees                                                      16,476
   Printing and postage expenses                                          14,143
   Organization expenses                                                  50,968
   Other                                                                   7,328
--------------------------------------------------------------------------------
   Total expenses                                                        622,237
--------------------------------------------------------------------------------

Net investment income                                                 30,667,083
--------------------------------------------------------------------------------
Net increase in net assets
     resulting from operations                                       $30,667,083
================================================================================

                       See Notes to Financial Statements.

SNAP(sm) Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                              Six Months Ended
                                              December 31, 1999     Year Ended
                                                 (unaudited)       June 30, 1999
--------------------------------------------------------------------------------
Operations
   Net investment income                         $  30,667,083     $ 55,899,130
--------------------------------------------------------------------------------

   Distributions to shareholders from
     net investment income                         (30,667,083)     (55,899,130)
--------------------------------------------------------------------------------

Capital share transactions
   Proceeds from shares sold                       461,725,977    1,231,354,819
   Payment for shares redeemed                    (594,989,447)  (1,105,481,392)
   Net asset value of shares issued in
     reinvestment of distributions                  30,663,949       55,899,130
--------------------------------------------------------------------------------
   Net increase
     (decrease) in net assets resulting from
      capital share transactions                  (102,599,521)     181,772,557
--------------------------------------------------------------------------------

Total increase (decrease) in net assets           (102,599,521)     181,772,557

Net assets
   Beginning of period                           1,265,136,846    1,083,364,289
--------------------------------------------------------------------------------
   End of period                                $1,162,537,325  $ 1,265,136,846
================================================================================

                       See Notes to Financial Statements.

SNAP(sm) Fund
Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                              Six Months Ended
                                              December 31, 1999                   Year Ended June 30,
                                                                    ------------------------------------------------
                                                  (Unaudited)          1999         1998         1997        1996 (a)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   1.00        $   1.00     $   1.00     $   1.00     $  1.00
--------------------------------------------------------------------------------------------------------------------

Income from investment operations
Net investment income                                   0.03 ++         0.05 ++      0.06 ++      0.05 ++     0.05 ++
--------------------------------------------------------------------------------------------------------------------

Less distributions to shareholders from
   net investment income                               (0.03)++        (0.05)++     (0.06)++     (0.05)++    (0.05)++
--------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $   1.00        $   1.00     $   1.00     $   1.00     $  1.00
====================================================================================================================
Total Return                                            2.73%           5.30%        5.71%        5.51%       5.29%
====================================================================================================================

Ratios and Supplemental Data

Net assets, end of period (thousands)             $1,162,537      $1,265,137   $1,083,364   $1,045,583   $ 954,777

Ratios to average net assets:
   Expenses                                           0.11%+            0.11%        0.11%        0.11%       0.12%+
   Net investment income                              5.35%+            5.17%        5.56%        5.38%       5.53%+
====================================================================================================================

(a) For the period from July 24, 1995 (commencement of operations) to June 30, 1996.

+    Annualized.

++ Includes net realized capital gains or losses which were less than $0.005 per share.

                       See Notes to Financial Statements.

SNAP(sm) Fund
Notes to Financial Statements (unaudited)
December 31, 1999
--------------------------------------------------------------------------------

Note 1: Organization

SNAP Fund (the "Fund"), is a series of the Evergreen Select Money Market Trust (the "Trust"), a Delaware business trust, organized on September 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. On July 24, 1995, the Fund commenced operations through an exchange of shares with the Virginia State Non-Arbitrage Program ("SNAP") in the amount of $628,335,685. Prior to October 15, 1999, the Fund was organized as a series of the Mentor Institutional Trust, a Massachusetts business trust.

Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

(a) Valuation of Securities

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued utilizing the amortized cost method. The amortized cost of an instrument is determined by valuing it at original cost and thereafter assuming a constant accretion of any discount or amortization of any premium from its face value at a constant rate until maturity.

(b) Repurchase Agreements

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

(c) Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

(d) Federal Taxes

The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it expects to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

(e) Distributions

Distributions from net investment income and net realized capital gains, if any, for the Fund are declared daily and paid monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(f) Organization Expenses

Organization expenses of the Fund are amortized to operations over a five-year period on a straight-line basis.

Note 3: Investment Advisory Agreement and Other Affiliated Transactions

Mentor Investment Advisors, LLC ("Mentor Advisors"), a wholly owned subsidiary of First Union Corporation ("First Union"), serves as investment advisor to the Fund. In return, the Fund pays Mentor Advisors an advisory fee that is computed daily and paid monthly. The advisory fee for the Fund is determined by applying percentage rates starting at 0.08% and declining to 0.04% per annum as net assets increase, to the Fund's average daily net assets.

SNAP(sm) Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 4: Governmental Accounting and Financial Reporting for Investments and Investment Pools

Governmental accounting standards state that credit risk is the risk that an Investor may not be able to obtain possession of its investment instrument or collateral at maturity. A portfolio of a subject entity, is required to be characterized into certain categories. Risk category 1 includes investments that are insured or registered or for which the securities are held by the Investor or its agent in the Investor's name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker's or dealer's trust department or agent in the Investor's name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the Investor's name. All investments held at December 31, 1999 are in risk category 1.

Note 5: Capital Share Transactions

Net assets consist entirely of paid-in-capital applicable to 1,162,537,325, $0.001 par value, shares of beneficial interest outstanding. An unlimited number of shares have been authorized for issuance.

Note 6: Special Meeting of Shareholders

A Special meeting of the Fund's shareholders was held on October 15, 1999. Shareholders of record on August 17, 1999 were entitled to notice of and to vote at the meeting and any adjournments thereof. On August 17, 1999, there were 1,138,884,396 shares outstanding, all of which were represented at the meeting.

During the meeting the shareholders of the Fund held the following votes:

1. To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the SNAP Fund into a series of Evergreen Select Money Market Trust, a Delaware business trust:

                                                                  Percentage
                                          Shares Voted     of Outstanding shares
                                          -------------    ---------------------
  Voted "For"                             1,138,884,396            100.0%
  Voted "Against"                                     0              0.0%
  Abstained                                           0              0.0%
                                          -------------            ------
  Total                                   1,138,884,396            100.0%
                                          -------------            ------

2. To transact any other business that may properly come before the meeting or any adjournment thereof:

                                                                  Percentage
                                          Shares Voted     of Outstanding shares
                                          -------------    ---------------------
  Voted "For"                                         0              0.0%
  Voted "Against"                         1,138,884,396            100.0%
  Abstained                                           0              0.0%
                                          -------------            ------
  Total                                   1,138,884,396            100.0%
                                          -------------            ------

SNAP(sm) Advisory Board                      Commonwealth of Virginia
                                             Treasury Board

Alfred C. Anderson                           Mary G. Morris, Chairperson
Josephine Blankenship                        Diana F. Cantor
Ellen V. Booker                              Spencer H. Elmore
Barbara O. Carraway                          William E. Landsidle
Richard A. Cordle                            Danny M. Payne
John J. Cusimano                             Dr. Charles D. Whyte
Terry W. Forehand
Christoper E. Martino
W. Forrest Matthews, Jr.
Mary G. Morris
Marie G. Neal
Gyles R. Norwood
Francis X. O'Leary
Fred W. Parker
John H. Tuohy
Ronald H. Williams
H. Roger Zurn, Jr.

Let Us Know How We're Doing

Please watch for the 2000 SNAP(sm) Participant Survey to be included with your February statement. As always, your responses and comments will assist us in finding ways to enhance the SNAP(sm) Program and better service the needs of all participants. Please complete the survey by Friday, March 24, 2000. Enclosed with the Survey will be an envelope for return to the Department of the Treasury. In addition to helping Mentor enhance the SNAP(sm) Program, representatives from the State's Treasury Department will also benefit from your feedback. We encourage your participation and appreciate your time and effort in completing the Survey!


                     [LOGO OF MENTOR INVESTMENT ADVISORS]

                                 Our Commitment

                 To form a partnership that benefits the state,

                program participants, and taxpayers of Virginia.

          951 East Byrd Street, P.O. Box 1357, Richmond, VA 23218-1357

               (804) 782-3770 (800) 570-SNAP(sm) FAX (804) 782-6604

This publication must be preceded or accompanied by an Evergreen Institutional Trust prospectus which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before investing or sending money. The SNAP(sm) fund is neither insured nor guaranteed by the U. S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

1999 Mentor Distributors, LLC 8/99                                       MK 985